Exhibit 99.1

Madison Air Announces $2.250 Billion Private Placement

Chicago, Illinois, August 25, 2026 - Madison Air Solutions Corporation (NYSE: MAIR) (the “Company” or “Madison Air”), a global provider of air quality solutions, today announced a private placement (the “Private Placement”) of approximately $2.250 billion of the Company’s Class A common stock, par value $0.0000001 per share (the “Class A Common Stock”). Pursuant to Securities Purchase Agreements with certain accredited investors, the Company has agreed to sell an aggregate of 90,108,130 shares of Class A Common Stock at a purchase price of $24.97 per share. Investors in the Private Placement include Larry Gies, the Chairman of the Company’s board of directors and sole manager of the Company’s controlling stockholder, who has agreed to purchase $300.0 million of Class A Common Stock and Madison Solutions LLC (“Madison Solutions”), an entity affiliated with Mr. Gies, which has agreed to purchase $320.0 million of Class A Common Stock. The offering is expected to close on or about September 1, 2026 (the “Closing”), subject to the satisfaction of customary closing conditions.
Goldman Sachs & Co. LLC acted as lead placement agent, and Barclays Capital Inc. acted as placement agent, in connection with the Private Placement.
The gross proceeds from the Private Placement are expected to be approximately $2.250 billion before deducting the placement agent fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from this offering to fully fund the equity portion of the Company’s previously announced acquisition of all of the issued and outstanding shares and limited partnership interests (such acquisition, the “Acquisition”) in ebm-papst Mulfingen GmbH & Co. KGaA & Co. KG, ebm-papst Mulfingen GmbH & Co. KGaA, ebm-papst Finanzierungsgesellschaft mbH and ebm-papst Verwaltungs GmbH (the “Target Companies”) for estimated total cash payable at closing of $5.0 billion1.
As previously disclosed, the Company intended to fund the Acquisition through a combination of cash on hand and debt and equity financing. The Private Placement constitutes the contemplated equity financing. Therefore, as planned and consistent with the Company’s prior disclosures, following the closing of the Private Placement, the Company will not require funding under the Equity Commitment Letter entered into between the Company and Madison Solutions in connection with the execution of the Sale and Purchase Agreement relating to the Acquisition. Madison Solutions and Mr. Gies support the transaction and both participated in the Private Placement.
Madison Air will fund the Acquisition with the proceeds of the Private Placement and approximately $2.8 billion of debt and cash. At closing of the Acquisition, the Company expects that pro forma net leverage will be approximately 3.7x, excluding the benefit of synergies. The Company is targeting net leverage of less than 2.5x on a trailing 12-month basis within two years following closing of the Acquisition, supported by strong free cash flow generation and a disciplined path to deleveraging and assuming no further material debt incurrences during the period. The Company continues to expect the Acquisition to be accretive to earnings per share in the first year following closing and remains on track to close the Acquisition around year-end, subject to receipt of required regulatory approvals and satisfaction of customary closing conditions.
In connection with the Private Placement, each of Mr. Gies and Madison Solutions entered into a Lock-Up Agreement with the Company, pursuant to which the shares of Class A Common Stock purchased by each of Mr. Gies and Madison Solutions in connection with the Private Placement will be subject to certain transfer restrictions until the one-year anniversary of closing of the Private Placement, subject to certain exceptions.
The Class A Common Stock to be issued pursuant to the Securities Purchase Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and will be issued pursuant to the exemption from registration provided for under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the investors in the Private Placement. The Class A Common Stock may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act.
The Company has agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the shares of Class A Common Stock obtained through the Private Placement (the “Registration Statement”)
1     Figures assume an exchange rate of 1 EUR to 1.14 USD.

no later than 90 calendar days following the date of the Closing (the “Filing Date”), or, if certain financial information related to the Acquisition (the “Required Acquisition Financial Information”) is not available to be filed with, or incorporated by reference into, the Registration Statement by such date, then the Filing Date shall instead be the earlier of (i) the tenth trading day following the date on which all Required Acquisition Financial Information is available to be filed with, or incorporated by reference into, the Registration Statement and (ii) 120 calendar days following the date of the Closing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any of these securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.
About Madison Air
Madison Air (NYSE: MAIR) is an air quality solutions provider serving priority commercial and residential markets. Through its portfolio of trusted brands, including Addison, AprilAire, Big Ass Fans, Broan-NuTone, Nortek Air Solutions, Nortek Data Center Cooling and Reznor, the Company helps customers improve performance, protect critical assets and create healthier indoor environments. Madison Air's mission is to make the world safer, healthier and more productive through the power of better air.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections. The forward-looking statements included herein are subject to risks and uncertainties. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements give the Company's current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “positions,” “likely,” “target,” “goal,” “strategy” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, including the expected closing date of the Private Placement, the expected use of proceeds from the Private Placement, statements regarding the Company's expectations, intentions or strategies regarding the Acquisition, the expected benefits of the Acquisition, the anticipated timetable for completing the Acquisition, and the impact of the Acquisition on the Company's business and future financial condition and operating results.
All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company expected, including: the risk that the conditions to the closing of the Private Placement are not satisfied; that the Private Placement may cause dilution to the Company’s existing stockholders; uncertainties as to the timing of the Acquisition; the risk that the Acquisition may not be completed in a timely manner or at all, which may adversely affect the Company's business; the failure to satisfy the closing conditions, including the receipt of required merger control clearances, foreign investment control clearances and European Commission clearance under the EU Foreign Subsidies Regulation; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the sale and purchase agreement entered in connection with the Acquisition, including in certain circumstances requiring the Company to pay the break fee; the ability of the Company to obtain the necessary financing arrangements, including under the debt commitment letter and the Private Placement; the effect of the announcement or pendency of the Acquisition on the Company's business relationships, operating results and business generally; risks that the Acquisition may disrupt the Company's current business plans and operations; the Company's ability to retain and hire key personnel in light of the Acquisition; risks related to diverting management's attention from the Company's ongoing business operations; unexpected costs, charges or expenses resulting from the Acquisition; potential litigation relating to the Acquisition; the ability of the Company to successfully integrate the Target Companies following the closing and to achieve the anticipated benefits of the Acquisition, including estimated cost, operations, tax and commercial synergies, and the timeline to realize such benefits; the effects of the Acquisition on the Company's earnings, financial condition, net leverage ratio and credit ratings; the Company's estimates of the size of the markets it serves, including its total addressable market and the runway for growth in those markets, proving to be inaccurate; an inability to reduce or effectively manage its significant indebtedness and interest expense, including through any future financings or refinancings; a failure to develop and maintain effective internal control over financial reporting, including a failure to design and implement sufficient controls to remediate its material weaknesses; the markets into which the Company sells its products and services declining, not growing as expected, experiencing cyclicality or shifting towards products or services outside of its portfolio; changes in the general economy, the housing market or other business conditions; difficulties executing, integrating or realizing expected benefits from acquisitions, dispositions or joint ventures, or exposure to unexpected liabilities from such transactions, including the Acquisition; the restrictions imposed on the

Company's ability to conduct primary follow-on equity offerings during the two-year period following its initial public offering and associated limitations on its ability to raise equity capital to fund growth initiatives, acquisitions or other strategic opportunities; increasing competitive pressures in the Company's industry and the markets in which it operates; difficulties implementing the Company's 80/20 operating model or other strategies intended to improve organic growth, including its artificial intelligence initiatives; an inability to demonstrate or communicate the benefits of the Company's Return on Air value proposition; the loss of key customers; delays, failures or other challenges in developing and commercializing new versions of the Company's products or new features and accessories; unsuccessful efforts to expand into adjacent markets; supply shortages, rising raw material or freight costs or disruptions in the Company's distribution network; inconsistent practices, controls or decision-making arising from the Company's decentralized organizational structure; the incurrence of events causing an impairment of goodwill or other asset impairment charges; disruption of the Company's operations in its manufacturing facilities, wholesale locations or key customer operations, including as a result of tariffs or other trade policies; failures to protect or defend the Company's intellectual property, including trade secrets or proprietary know-how, or infringement, misappropriation or other violations of others' intellectual property; operational disruptions at manufacturing, wholesale, or key customer locations, as well as labor shortages, disruptions or challenges in attracting and retaining qualified personnel; geopolitical conflicts, cybersecurity attacks, natural disasters, climate change, weather and seasonality that disrupt operations or adversely impact demand; changes in or noncompliance with varying domestic and foreign laws, regulations or government contracting requirements; warranty claims, product liability matters, recall claims, litigation or other legal proceedings, including alleged intellectual property infringement claims; violations of environmental, health and safety laws and regulations; changes in government regulations, trade policies and tariffs; decisions made by the Company's founder who controls the Company; and other factors disclosed in the section entitled “Risk Factors” of the Company's prospectus filed pursuant to Rule 424(b)(4) under the Securities Act with the SEC on April 17, 2026, as may be updated or supplemented by any subsequent filings with the SEC.
The Company derives many of its forward-looking statements from its operating budgets and forecasts, which are based on many detailed assumptions. While the Company believes that its assumptions are reasonable, it cautions that it is very difficult to predict the impact of known factors, and it is impossible to anticipate all factors that could affect actual results. All forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by the foregoing cautionary statements, as well as other cautionary statements that are made from time to time in the Company’s other SEC filings and public communications. You should evaluate any forward-looking statements made in the context of these risks and uncertainties. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our operations in the way we expect. The forward-looking statements included in this press release are made only as of the date hereof. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations:
Email: IR@MadisonAir.com
Media Contact:
Email: ccarey@MadisonAir.com
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